FIFTH AMENDMENT TO SALES REPRESENTATIVE AGREEMENT

This Fifth Amendment to Sales Representative Agreement (“Fifth Amendment”) is entered into as of July 1, 2012 (“Fifth Amendment Effective Date”) by and between General Electric Company, acting through its GE Healthcare Division, a New York corporation, having a principal place of business at 9900 W. Innovation Dr., Wauwatosa, WI 53226 (“GEHC”), and Vaso Diagnostics Inc., d/b/a Vaso Healthcare, a New York corporation, having its principal office and place of business at 180 Linden Avenue, Westbury, NY 11590, (“Representative”).

WHEREAS, the parties entered into that certain Sales Representative Agreement, effective as of July 1, 2010, concerning GE Healthcare’s desire to appoint Representative, and Representative’s acceptance of such appointment as a sales representative to promote the sale, service and financing of certain GE Healthcare products, which Sales Representative Agreement the parties have amended with four previous amendments signed by the parties (collectively “Agreement,” including prior amendments), and

WHEREAS, the Parties desire to amend the Agreement in accordance with the terms and conditions set forth herein to address various changes to the Agreement mutually agreed upon by both parties.

NOW THEREFORE, in consideration of the premises and the representations and mutual undertakings hereinafter set forth, the Parties agree as follows:

1.	Any capitalized terms set forth herein and not defined herein shall have the meaning assigned to them in the Agreement.

2.	This Fifth Amendment shall become effective on the Fifth Amendment Effective Date and continue in effect for the remainder of the Term.

3.	In the “Specific Terms” summary section on the first page of the Agreement, the Term of Agreement is hereby amended to read as follows: “July 1, 2010 – June 30, 2015.”

4.
The current text of Article 3 is hereby removed and replaced in its entirety with the following text:  “This Agreement shall commence as of the Effective Date and, unless terminated earlier as provided herein, shall continue in full force and effect for a period of five (5) years thereafter (“Term”).  This Agreement shall then automatically terminate and may be renewed or extended only upon the written agreement of the Parties.”

5.
The current text of Section 16.1(b) is hereby removed and replaced in its entirety with the following text:  “by GEHC, without cause, [*], upon written notice to Representative given at least [*] months prior to the effective date of termination, provided that GEHC shall pay the Representative an early termination fee as follows, based on the date on which GEHC provides the notice of termination without cause to the Representative:

[*]

For avoidance of doubt, the above early termination fee shall be payable by GEHC only in the event of GEHC’s termination of this Agreement without cause under this Section 16.1(b); it shall not be payable by GEHC in the event of GEHC’s termination of this Agreement for any other reason in accordance with the terms of this Agreement.

6.
The current text of the last sentence of the first paragraph of Section 5.1(a) is hereby removed and replaced in its entirety with the following text:  “Effective as of the Fifth Amendment Effective Date, Representative shall use commercially reasonable efforts to maintain at least [*] sales representatives (“Sales Rep Target Number”) throughout the remainder of the Term.  GEHC may, from time to time, following reasonable consultation with Representative, adjust the Sales Rep Target Number upwards or downwards, upon written notice to Representative, based on changes to the mutually agreed upon OP targets, the addition or deletion of specific Covered Products from this Agreement or GEHC taking back Open Sub-Territories (as defined in Section 2.2) pursuant to Sections 2.2 and 5.4.”

Fifth Amendment to Sales Representative Agreement
Vaso Diagnostics dba Vaso Healthcare/GE Healthcare

GE Healthcare Confidential and Proprietary

7.
The current text of Section 2.2(c) is hereby removed and replaced in its entirety with the following text:  “fails to fill any sales position vacancies that result in any Open Sub-Territory within [*] days as required in Section 5.4, with “Open Sub-Territory” being defined as a defined geographic area within the Territory previously served primarily by a single sales representative who is longer in that role without a qualified replacement sales representative being designated by Representative to assume that role.”

8.
The current text of Section 5.4 is hereby removed and replaced in its entirety with the following text: “Representative shall use commercially reasonable best efforts to fill any vacancies in its sales positions that result in Open Sub-Territory within [*] days after such vacancies occur.  If any such vacancy is not filled by Representative within [*] days, Representative’s commissions under Article 6 and Exhibit 7 with respect to any order for the sale of a Covered Product and related service or financing from a Served Market Customer in the applicable Open Sub-Territory shall be [*] until such vacancy is filled by Representative.  If any such vacancy is not filled by Representative within [*] days, GEHC shall [*] commissions under Article 6 and Exhibit 7 with respect to any order for the sale of a Covered Product and related service or financing from a Served Market Customer in the applicable Open Sub-Territory until such vacancy is filled by Representative.“

9.
The current text of Section 16.1(f) is hereby removed and replaced in its entirety with the following text:  “by GEHC, effective [*] days following written notice to Representative if, at any time, Representative has less than [*] full-time sales representative employees (“Minimum Sales Rep Number”) available to support GE Healthcare’s promotion and sale of Covered Products, provided Representative shall have the right to cure this failure during such [*] day period, and further provided that the Minimum Sales Rep Number shall be automatically adjusted in the event of an adjustment to the Sales Rep Target Number in accordance with Section 5.1(a) to the whole number that is closest to [*] percent ([*]%) (but does not exceed [*] percent ([*]%)) of the adjusted Sales Rep Target Number.”

10.
The first two sentences of Section 21.1 are hereby removed and replaced in their entirety with the following text:  “During the Term, neither Party shall [*] between Representative and GEHC [*], without the prior written consent of the other Party.  There shall be no [*] after the Term.”

11.	In Exhibit 7, the Components of Representative’s Efforts table is hereby removed and replaced in its entirety with the table attached hereto as Exhibit A.

12.	In Exhibit 7, the original [*] commission structure is hereby replaced by a [*] commission structure, with the original [*] and original [*] being [*], as follows:

Equipment – New Orders:
% of [*]	Rate (2)
0 – [*]%	[*]%
[*]% -[*]%	[*]%
[*]% & above	[*]%

Fifth Amendment to Sales Representative Agreement
Vaso Diagnostics dba Vaso Healthcare/GE Healthcare

GE Healthcare Confidential and Proprietary

13.
Notwithstanding the foregoing modification of the [*] commission structure, for [*] only the [*] commission payment due resulting from the [*] of the original [*] (based on the [*] the original [*] of [*] and the new [*] of [*] for the [*] of [*] shall be included as part of the commission calculation in GEHC’s [*] commission statement and payable by GEHC to Representative along with the commissions due for [*] (calculated using the new [*]), in accordance with the currently agreed upon standard payment terms and process.

14.	[*]

15.
Except as modified by paragraph [*] above, nothing contained in this Amendment shall be deemed a waiver by GEHC of any applicable rights of termination by GEHC for cause in accordance with the terms of the Agreement based on any current or future circumstances or breach of the Agreement by Representative, including but not limited to GEHC’s right of termination for a [*] in accordance with Section [*].

16.	Except as amended hereby and by the prior Amendments referenced above, the Agreement remains in full force and effect as originally stated.

IN WITNESS WHEREOF, Representative and GE Healthcare have caused this Fifth Amendment to be executed by their duly authorized representatives as of the day and year first above written.

GENERAL ELECTRIC COMPANY,
Acting though its GE Healthcare Division

Signature:  ________________________________________

Print Name:  _______________________________________

Title: _____________________________________________

Date: _____________________________________________

VASO DIAGNOSTICS, Inc. d/b/a Vaso Healthcare

Signature:  ________________________________________

Print Name:  _______________________________________

Title: _____________________________________________

Date: _____________________________________________

VASOMEDICAL, INC.

Signature:  ________________________________________

Print Name:  _______________________________________

Title: _____________________________________________

Date: _____________________________________________

Fifth Amendment to Sales Representative Agreement
Vaso Diagnostics dba Vaso Healthcare/GE Healthcare

GE Healthcare Confidential and Proprietary

EXHIBIT A

COMPONENTS OF REPRESENTATIVE’S EFFORTS

[*]

Fifth Amendment to Sales Representative Agreement
Vaso Diagnostics dba Vaso Healthcare/GE Healthcare

GE Healthcare Confidential and Proprietary